Exhibit 10.1

                              Seventh Amendment to
                         Executive Employment Agreement
                                John C. Antenucci


This SEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT A GREEMENT (Seventh Amendment") is entered into as of September 30, 2009 by and between PlanGraphics Inc., a Colorado Corporation, formerly known as Integrated Spatial Information Solution, Inc. (`Employer") and John C. Antenucci ("Executive").

WHEREAS, Executive and Employer are parties to an Executive Employment Agreement dated May 1, 2002 ("the Agreement"); and

WHEREAS, the term of the Agreement was previously extended from time to time through October 31, 2009,

WHEREAS, the parties mutually desire to further extend the term and modify the provisions of the Agreement.

NOW THEREFORE, and in consideration of the mutual covenants and agreements hereunder contained, the parties hereby agree as follows:

     1) Paragraph 2 of this Agreement is hereby amended to change the Expiration Date to March 31, 2010.

     2) Previous provisions for the Executive to place sums in a salary-at-risk-account shall expire October 31, 2009.

     3) All other terms and conditions of the Agreement as amended shall remain unchanged.


EXECUTIVE                                            PLANGRAPHICS, INC
                                                      A Colorado Corporation

/S/ John C. Antenucci                                /S/ Fred Beisser
------------------------                             ---------------------
John C. Antenucci                                    Frederick G. Beisser
                                                     Senior Vice President and
                                                     Secretary
Date: September 21, 2009                             Date: September 21, 2009